UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

September 1, 2004

(Date of Report, date of earliest event reported)

Stage Stores, Inc.

(Exact name of registrant as specified in its charter)

1-14035

(Commission File Number)

NEVADA (State or other jurisdiction of incorporation)	91-1826900 (I.R.S. Employer Identification No.)
10201 Main Street, Houston, Texas (Address of principal executive offices)	77025 (Zip Code)

(713) 667-5601

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐ Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐ Pre-commencement communications pursuant to Rule 14d-12 under the Exchange Act (17 CFR 240.14d-2(b))

    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Stage Stores, Inc. (the "Company") previously announced that Vivian McDonald would be retiring as Executive Vice President, General Merchandise Manager after approximately 20 years with the Company. As a result of her retirement, the Company and Ms. McDonald signed a Severance Agreement - Release of All Claims (the "Severance Agreement") on August 25, 2004. The Severance Agreement became effective and enforceable on September 1, 2004.

Consistent with the terms and conditions of her Employment Agreement with the Company dated January 30, 2002, the Severance Agreement provides that the Company (i) will make specified severance payments to Ms. McDonald, and (ii) will continue health and life insurance coverage for Ms. McDonald for one year. The Company does not believe that the amount of the severance payments to be paid Ms. McDonald and the cost of the benefits to be maintained on her behalf are material to the Company.

Item 1.02. Termination of a Material Definitive Agreement.

Effective September 4, 2004, the Company terminated the Employment Agreement dated January 30, 2002 between the Company and Vivian McDonald (formerly, Baker) due to Ms. McDonald's retirement from the Company and the Severance Agreement described in Item 1.01.

Item 2.02. Results of Operations and Financial Condition.

On September 2, 2004, the Company issued a news release reporting its sales for August 2004. A copy of the news release is attached to this Form 8-K as Exhibit 99.1.

This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

In its news release issued September 2, 2004, the Company also announced that management will make presentations at the Roth Capital Partners New York Conference on Tuesday, September 14, 2004, at 11:00 a.m. Eastern Time, and at the Thomas Weisel Partners Consumer Conference on Monday, September 27, 2004, at 8:00 a.m. Eastern Time and that a live webcast of management's presentation at each conference will be available on the Company's web site at www.stagestoresinc.com for 30 days following the conclusion of each conference. A copy of the news release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 News Release issued by Stage Stores, Inc. on September 2, 2004, reporting August 2004 sales and announcing that management will make presentations at the Roth Capital Partners New York Conference and the Thomas Weisel Partners Consumer Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                                                  STAGE STORES, INC.

September 8, 2004                                                                                     _______________________________

(Date)                                                                                                         Michael E. McCreery

                                                                                                                   Executive Vice President and Chief

                                                                                                                   Financial Officer